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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
May 10, 2002

ABBOTT MINES LIMITED
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33197 (Commission File No.)	88-0467845 (IRS Employer ID)

1040 West Georgia Street
Suite 1160
Vancouver, British Columbia
Canada V6E 4H1
(Address of principal executive offices and Zip Code)

(604) 605- 0885
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On April 26, 2002, the Company's Board of Directors declared a stock dividend. The record date for the dividend is May 9, 2002 with mailing of the stock dividend certificates by the Company's transfer agent on May 10, 2002. The Company will issue 1.5 additional shares of common stock for each one share outstanding or a total of 9,046,799 shares. Currently there are 6,031,199 shares outstanding. After the dividend is paid, there will be approximately 15,077,998 shares outstanding. New certificates will be issued without further action by shareholders. Fractional shares will be rounded up to the next whole share.

In conjunction with the foregoing, on April 17, 2002, the Company, WARP Solutions, Inc., a Delaware corporation ("WARP"), and Lighthouse Capital Ltd. ("Lighthouse") signed a memorandum of terms. Under the memorandum, the Company will acquire WARP in a reverse acquisition. WARP shareholders will exchange their WARP shares for restricted shares of common stock of the Company. At the conclusion of the transaction WARP shareholders will own 60% of the total outstanding shares of the Company and WARP will be a subsidiary corporation of the Company. At closing, officers and directors of the Company will deliver their shares for cancellation. Mike Muzylowksi, the Company's president, treasurer, chief executive officer, chief financial officer, and a director will resign his positions. Carlo Civelli, the Company's secretary and a director, will resign as secretary, but will remain as a director. At closing, Karl Douglas and John Gnip, WARP's directors and officers will execute a lock-up agreement. The lock-up agreement will be for a period on one year. The closing is conditioned upon WARP and Lighthouse raising a minimum of $2,500,000 with WARP. The entire memorandum is incorporated herein by reference and is an exhibit hereto. You should read the memorandum in its entirety.

As a result of the matters described above, Mike Muzylowski will resign as an officer and director or the Company and Carlo Civelli will resign as secretary. Karl Douglas will be appointed to fill Mr. Muzylowski's vacancy on the Board of Directors and John Gnip will be appointed to the Board of Directors. Mr. Douglas will be appointed President, Chief Executive Officer, Treasurer and Chief Financial Officer. Mr. Gnip will be appointed Secretary.

The following information is being furnished in compliance with section 14(f) of the Securities Exchange Act of 1934 and regulation 14f-1 promulgated thereunder.

1. There is currently one class of voting securities of the Company entitled to be voted at the meeting, or by written consents or authorizations if no meeting is held. The class of voting securities is common stock. There are 6,031,199 pre-dividend shares of common stock outstanding. This number of outstanding shares will increase to 15,077,998 shares on May 9, 2002 when the stock dividend described above is paid to the Company's shareholders.

2. Security ownership of certain beneficial owners - The following sets forth as of May 3, 2002, persons owning more than 5% of the common stock of the Company:

Title of Class	Name and address of beneficial owner	Amount and nature of ownership	Percent of class
Common Stock	Mike Muzylowski 7225 Hudson Street Vancouver, B.C. Canada V6P 4K9	2,500,000 Direct	41.45%
Common Stock	Carlo Civelli Seefeldstgrasse 214 8034 Zurick Switzerland	2,500,000 Direct	41.45%

3. Security ownership of management - The following sets forth as of May 3, 2002, all shares of common stock owned by all directors and nominees, each executive officer, and directors and executive officers as a group.

Title of Class	Name of beneficial owner	Position with Company	Amount and nature of ownership	Percent of class
Common Stock	Mike Muzylowski	President, Chief Executive Officer, Treasurer, Chief Financial Officer and Director	2,500,000 Direct	41.25%
Common Stock	Carlo Civelli	Secretary and Director	2,500,000 Direct	41.25%
All officers and directors as a group (2 persons)			5,000,000	82.50%

4. There are arrangements at a subsequent date within the next two months, which will result in a change in control of the Company as describe in the second paragraph above. The exact number of shares of common stock to be issued cannot be determined at this time. If WARP shareholders do not tender at least 80% of the outstanding WARP shares, the transaction will not occur. If at least 80% of the total outstanding shares of WARP are tendered to the Company and other conditions of the executed memorandum and a stock purchase agreement to be executed in the future are satisfied, the change in control will occur. Thereafter, the Company will be engaged in the business of developing Internet performance and security software solutions.

5. The transaction described herein will occur prior to the Company's fiscal year end of June 30, 2002 and after its prior fiscal year end of June 30, 2001. Assuming the transaction is completed, the shares of common stock owned by Messrs Muzylowski and Civelli will be returned to the Company and cancelled. There after the following sets forth, persons owning more than 5% of the common stock of the Company:

Title of Class	Name and address of beneficial owner	Amount and nature of ownership	Percent of class
Common Stock	Karl Douglas 627 Greenwich St. New York, N.Y.	1,491,873 Direct	9.82%
Common Stock	John Gnip 627 Greenwich St. New York, N.Y.	1,491,873 Direct	9.82%
Common Stock	Lenny Primak 284 Mott Street New York, N.Y.	1,989,163	13.09%

Security ownership of management - The following sets forth all shares of common stock to be owned by directors and nominees, each executive officer, and directors and executive officers as a group, assuming the transaction is completed.

Title of Class	Name of beneficial owner	Position with Company	Amount and nature of ownership	Percent of class
Common Stock	Karl Douglas	President, Chief Executive Officer, and Director	1,491,873 Direct	9.82%
Common Stock	John Gnip	Secretary, Treasurer, Chief Financial Officer, and Director	1,491,873 Direct	9.82%
Common Stock	Carlo Civelli	Director	0	0.00%
All officers and directors as a group (3 persons)			2,983,746	19.64%

The foregoing reflects the 1.5 for 1 stock dividend has been completed.

6. No officer, director or affiliate of the Company, or any owner of 5% or more of the common stock of the Company, or any associate of any such officer, director, affiliate or the Company or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company has no subsidiaries.

7. The following is the business experience during the past five years of each director and executive officer. Karl Douglas and John Gnip will be appointed to the board of directors and as officers of the Company upon the resignation of Mike Muzylowski as an officer and director. Carlo Civelli will resign as Secretary of the Company. The appointments of Messrs Douglas and Gnip are contingent upon the transaction described in the second paragraph of this Item 5.

Karl Douglas Since December 1999, Mr. Douglas has been the Chief Executive Officer and a director of WARP Solutions, Inc., a development stage company that produces network appliances to increase the speed and reliability of transaction processing over the Internet. Mr. Douglas has over 15 years of experience managing Enterprise level information technology systems and departments for Fortune 500 companies. From August 1998 to December 1999, Mr. Douglas was a Vice President at Merrill Lynch and Co. where he was a senior strategic technology manager. From August 1994 to August 1998, Mr. Douglas was a Vice President and a Global Technology Infrastructure Manager for JP Morgan's Financial Division, during which time he managed a $105 million technology portfolio and a 125 person technology staff. From January 1992 to August 1994, Mr. Douglas was a Vice President in the information technology department at Bear Stearns, Inc. Mr. Douglas majored in physics and economics at Princeton University and received his B.A. in 1985.

John Gnip Since December 1999, Mr. Gnip has been the Chief Information Officer and a director of WARP Solutions, Inc., a development stage company that produces network appliances to increase the speed and reliability of transaction processing over the Internet. Mr. Gnip has over 10 years experience delivering mission critical commercial software applications. From 1998 to 1999, Mr. Gnip was a Senior Technology Consultant whose client was Merrill Lynch and Co. From 1994 to 1998, Mr. Gnip was a Senior Technology Consultant whose client was JP Morgan. From 1992 to 1994, Mr. Gnip was a Senior Software Engineer at Systems Strategies, Inc. in Melville, N.Y., where he was one of the original lead engineers developing IBM's top selling middleware-messaging product "IBM MQ Series". From 1990 to 1992, Mr. Gnip was a programmer analyst at the Federal Reserve Bank of New York. Mr. Gnip received a B.S. degree in Computer and Information Science from Brooklyn College in 1996.

Carlo Civelli Since June 2000, Mr. Civelli has been the Company's Secretary and a member of the Board of Directors. Since June 2000, Mr. Civelli has been the Company's Secretary and a director of Keystone Mines Limited, a Vancouver, British Columbia mining corporation. From November 1992 to May 2001, Mr. Civelli a director of Jordex Resources, Inc., a Canadian corporation and its Bahamian subsidiary corporation, which are engaged in investing in emerging technology companies. Since 1980, Mr. Civelli has been a managing director of Clarion Finanz AG located in Zurich, Switzerland. Clarion Finanz is engaged in the business of investment banking and money management. Mr. Civelli is a full time employee of Clarion Finanz. Since March 1993, Mr. Civelli has been a director of Spatilizer Audio Labs located in Los Angeles, California. Spatilizer Audio is engaged in the business of automotive sound systems. Since May 1994, Mr. Civelli has been a director of Namibian Minerals located in London, England.

Namibian Minerals is engaged in the business of diamond exploration. Since February 1998, Mr. Civelli has been a director of Callinan Mines Limited located in Vancouver, British Columbia. Since June 2000, Mr. Civelli has been Secretary and a director of Keystone Mines Limited, a Vancouver, British Columbia mining corporation.Since February 2001, Mr. Civelli has been Secretary and a director of Relay Mines Limited, a Vancouver, British Columbia mining corporation.

Mike Muzylowski Since June 2000, Mr. Muzylowski has been President, Treasurer and a Director of the Company. Mr. Muzylowski will resign if the transaction describe in the second paragraph on this Item is concluded. Since December 1994, Mr. Muzylowski has been President and Chief Executive Officer of Callinan Mines Limited and since June 1995 a member of its board of directors. Callinan Mines Limited is located in Vancouver, British Columbia. From September 1991 to May 1999, Mr. Muzylowski was Chairman and a director of Tan Range Exploration Corporation located in Tanzania, Africa. Since October 1989, Mr. Muzylowski has been a director of Napier International Technologies Inc. located in Vancouver, British Columbia. Napier International's stock is traded on the Frankfurt Stock Exchange and the Toronto Stock Exchange. Since July 1987, Mr. Muzylowski has been a director of Williams Creek Exploration Limited located in British Columbia; its stock is traded on the Canadian Venture Exchange. Since May 1990, Mr. Muzylowski has been a director of KRL Resources Corp. located in British Columbia. KRL Resources Corp. is engaged in the business of mineral exploration and its stock is traded on the Canadian Venture Exchange. Since August 1990, Mr. Muzylowski has been a director of Firestone Ventures, Inc. is located in Vancouver, British Columbia. Firestone Ventures is engaged in the business of mineral exploration and its stock is traded on the Canadian Venture Exchange. From November 1989 to December 1991 and from January 1992 to December 2000, Mr. Muzylowski was a director of Goldbelt Resources Ltd. located in Vancouver, British Columbia. Goldbelt Resources is engaged in the business of mineral exploration and its stock is traded on the Canadian Venture Exchange. From January 1993 to August 2000, Mr. Muzylowski was a director of Winspear Resources Ltd. Winspear Resources is located in Vancouver, British Columbia. Winspear Resources is engaged in the business of diamond exploration and its stock was traded on the Toronto Stock Exchange. Winspear was purchased by the DeBeers Group. Since June 1994, Mr. Muzylowski has been a director of Paccom Ventures, formerly, Pacific Vangold Mines Ltd. Paccom Ventures is located in British Columbia and its stock is traded on the Montreal Exchange. Since January 1997, Mr. Muzylowski has been a director of Cypress Minerals Corp. located in Vancouver, British Columbia. Cypress Minerals Corp. is engaged in the business of mineral exploration and its stock is traded on the Canadian Venture Exchange. From November 1996 to July 2001, Mr. Muzylowski was a director of United America Enterprises Ltd. United America Enterprises is located in Vancouver, British Columbia. United America Enterprises is engaged in the business of health and medicine and its stock is traded on the Canadian Venture Exchange. Since July 1998, Mr. Muzylowski has been a director of Westfort Energy Ltd. Westfort Energy is located in Calgary, Alberta. Westfort Energy is engaged in the business of oil and gas exploration and production and its stock is traded on the Toronto Stock Exchange. From February 1998 to July 1999, Mr. Muzylowski was a director of Thunderbird Projects Ltd. Thunderbird Projects is located in Vancouver, British Columbia. Thunderbird Projects is engaged in the business of mineral exploration and its stock is traded on the Canadian Venture Exchange. Since June 2000, Mr. Muzylowski has been President, Treasurer and a director of Keystone Mines Limited, a Vancouver, British Columbia based mining corporation.

8. The Company has not been a party to any transaction since the beginning of the Company's fiscal year nor is the Company a party to a currently proposed transaction with any director or executive officer, nominee for election as a director, security owner who owns or record or beneficially more than five percent of the Company's common stock and any member of the immediate family of any of the foregoing other than Messrs Muzylowski's and Civelli's agreement to return their shares of common stock to the Company for cancellation.

9. None of the following have been or are currently indebted to the Company since the beginning of the Company's last fiscal year: any director of executive officer of the Company; any nominee for election as a director; any member of the immediate family of any of the foregoing; any corporation or organization of which any of the foregoing persons is directly or indirectly, the beneficial on where of ten percent or more of any class of equity securities; or, any trust or other estate in which any of the foregoing have a substantial beneficial interest or as to which such person serves as a trustee or in a similar capacity.

10. Compliance with Section 16(a) of the Securities Exchange Act of 1934 - Section 16(a) of the Securities and Exchange Act of 1934 requires certain defined person to file reports of and changes in beneficial ownership of a registered security with the Securities and Exchange Commission. Under the regulatory procedure, officers, directors and persons who own more than ten percent of a registered class of a company's equity securities are also required to furnish the Company with copies of all Securities 16(a) forms they filed. Based on review, Messrs Muzylowski and Civelli, persons that constituted all of our previous officers, directors and owners of 10% or more of the outstanding shares of common stock, filed their Forms 3, 4 or 5 with the Securities and Exchange Commission.

11. None of the officers, directors or director nominees, or owners of 10% or more of the common stock of the Company have had any of the relationships described in Item 404(b) of Reg. S-K.

12. The Company does not have a standing audit, nominating or compensation committee of the board of directors, or committees performing similar functions. There were no meetings of the board of directors during the last twelve months. All actions taken by the board were taken without a meeting and a record of such was signed by each member. Action was taken two times during the last fiscal year and all directors consented to the same in writing.

13. When Mr. Muzylowski resigns as an officer and director of the Company and when Mr. Civelli resigns as secretary of the Company, their resignations will not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

14. The following table sets forth the compensation paid to the Company's officers during fiscal 2001. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

Summary Compensation Table

Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position [1]	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)($)	Securities Underlying Options / SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Mike Muzylowski President & Director	2001 2000 1999	0 0 0	0 0 0	0 0 0	0 136,761 0	0 0 0	0 0 0	0 0 0
Carlo Civelli Secretary & Director	2001 2000 1999	0 0 0	0 0 0	0 0 0	0 136,761 0	0 0 0	0 0 0	0 0 0

[1] All compensation received by the officers and directors has been disclosed.

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Assuming that the WARP transaction is concluded, the Company intends to pay the following salaries to its officers for the fiscal year ending 2002:

Karl Douglas    President     $90,000

John Gnip      Secretary      $90,000

Option/SAR Grants

No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to any executive officer or any director since the Company's inception, accordingly, no stock options have been exercised by any of the officers or directors in fiscal 2001.

Long-Term Incentive Plan Awards

The Company does not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, our stock price, or any other measure.

Compensation of Directors

The Company does not intend to pay any additional compensation to its directors until such time as it is profitable to do so. As of the date hereof, the Company has not entered into employment contracts with any of its officers, and its does not intend to enter into any employment contracts until such time as it profitable to do so.

Indemnification

Pursuant to the Articles of Incorporation and Bylaws of the corporation, the Company may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, the Company must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, as amended, which may be permitted to directors or officers pursuant to the foregoing provisions, the Company is informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
99.2	Memorandum of Terms

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 10, 2002.

ABBOTT MINES LIMITED
BY:	/s/ Mike Muzylowski Mike Muzylowski, President, Principal Accounting Officer and Chief Executive Officer